Taxes	12 Months Ended
Dec. 31, 2021
Income Taxes [Abstract]
Taxes	Taxes
Income/(loss) before taxes

($ millions)	2021	2020	2019
Switzerland	680	(585)	(274)
Foreign	(262)	(50)	(58)
Total income/(loss) before taxes	418	(635)	(332)
Current and deferred income tax (expense)/income

($ millions)	2021	2020	2019
Switzerland	(118)	(14)	(34)
Foreign	(116)	(105)	(168)
Current income tax expense	(234)	(119)	(202)
Switzerland	45	96	(246)
Foreign	147	127	124
Deferred tax income/(expense)	192	223	(122)
Total income tax (expense)/income	(42)	104	(324)
Analysis of tax rate
Alcon's overall applicable tax rate can change each year since it is calculated as the weighted average tax rate based on pre-tax income/(loss) of each subsidiary. The main elements contributing to the difference between Alcon's overall applicable tax rate and the effective tax rate are summarized in the below table.

	2021		2020		2019
($ millions unless indicated otherwise)		%		%		%
Applicable tax rate	(39)	9.3%	98	15.4%	39	11.7%
Effect of disallowed expenditures	(10)	2.4%	(20)	(3.1)%	(23)	(6.9)%
Effect of equity-based compensation	(7)	1.7%	(5)	(0.8)%	(1)	(0.3)%
Effect of income taxed at reduced rates	1	(0.2)%	4	0.6%	2	0.6%
Effect of tax credits and allowances	9	(2.2)%	9	1.4%	7	2.1%
Effect of deductibility of a statutory expense in Switzerland(1)	38	(9.1)%	—	—%	—	—%
Effect of adjustments to contingent consideration and other liabilities	7	(1.7)%	17	2.7%	11	3.3%
Effect of option payments	(2)	0.5%	(6)	(0.9)%	(12)	(3.6)%
Effect of tax rate changes(2)	(3)	0.7%	10	1.6%	(342)	(103.0)%
Effect of changes in uncertain tax positions(3)	(39)	9.3%	(8)	(1.3)%	10	3.0%
Effect of other items	(3)	0.7%	(10)	(1.6)%	(2)	(0.6)%
Effect of prior year items	6	(1.4)%	15	2.4%	(13)	(3.9)%
Effective tax rate	(42)	10.0%	104	16.4%	(324)	(97.6)%
(1)Effect of deductibility of a statutory expense in Switzerland relates to an agreement for fiscal year 2021. It is uncertain whether Alcon will obtain a similar benefit in future years.
(2)Effect of tax rate changes in 2019 relates primarily to the adoption of the Swiss Tax Reform which resulted in a non-cash tax increase in tax expense of $304 million for the re-measurement of the Swiss deferred tax balances and a $31 million re-measurement of US deferred tax balances as a result of rate changes in the US following legal entity reorganizations executed related to the Spin-off.
(3)Effect of changes in uncertain tax positions in 2021 primarily relate to international transfer pricing and a partial reserve for the deductibility of a statutory expense in Switzerland.
Alcon has a substantial business presence in many countries and is therefore subject to different income and expense items that are non-taxable (permanent differences) or are taxed at different rates in those tax jurisdictions. This results in a difference between Alcon's applicable tax rate and effective tax rate as shown in the table above.
The applicable tax rate in 2021, 2020 and 2019 was impacted by pre-tax losses in certain tax jurisdictions. The fluctuation in taxes and effective tax rates, excluding Swiss tax reform, is primarily due to the geographical pre-tax income and loss mix across certain tax jurisdictions relative to Alcon's consolidated income/(loss) before taxes, changes in uncertain tax positions and certain non-recurring items.